                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

 PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant | |

Filed by a Party other than the Registrant |X|

Check the appropriate box:

      | |   Preliminary Proxy Statement

      | |   Confidential,  for Use of the Commission  Only (as permitted by Rule
            14a-6(e)(2))

      | |   Definitive Proxy Statement

      |X|   Definitive Additional Materials

      | |   Soliciting Material Under Rule 14a-12

                      PIONEER TAX ADVANTAGED BALANCED TRUST
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                (Name of Registrant as Specified in Its Charter)

                             WESTERN INVESTMENT LLC
                     WESTERN INVESTMENT HEDGED PARTNERS L.P.
                    WESTERN INVESTMENT ACTIVISM PARTNERS LLC
                WESTERN INVESTMENT TOTAL RETURN MASTER FUND LTD.
                  BENCHMARK PLUS INSTITUTIONAL PARTNERS, L.L.C.
                        BENCHMARK PLUS MANAGEMENT, L.L.C.
                         BENCHMARK PLUS PARTNERS, L.L.C.
                                ARTHUR D. LIPSON
                                 SCOTT FRANZBLAU
                                 ROBERT FERGUSON
                                MATTHEW S. CROUSE
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    (Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

      Payment of Filing Fee (Check the appropriate box):

      |X|   No fee required.

      | |   Fee computed on table below per Exchange Act Rules  14a-6(i)(1)  and
            0-11.

      (1)   Title of each class of securities to which transaction applies:

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      (2)   Aggregate number of securities to which transaction applies:

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      (3)   Per unit price or other  underlying  value of  transaction  computed pursuant  to  Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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      (4)   Proposed maximum aggregate value of transaction:

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      (5)   Total fee paid:

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            Fee paid previously with preliminary materials:

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      | |   Check box if any part of the fee is offset as  provided  by Exchange
Act Rule  0-11(a)(2)  and identify the filing for which the  offsetting  fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)   Amount previously paid

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      (2)   Form, Schedule or Registration Statement No:

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      (3)   Filing Party:

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      (4)   Date Filed:

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      Western Investment LLC ("Western"), together with the other with the other participants  named herein,  is filing materials  contained in this Schedule 14A with  the  Securities  and  Exchange  Commission  (the  "SEC")  relating  to the definitive proxy statement (the "Proxy  Statement") and accompanying proxy cards filed with the SEC on May 10, 2007 and to be used in connection  with the annual meeting of stockholders of Pioneer Tax Advantaged Balanced Trust (the "Company")
scheduled to be held on June 8, 2007 (the "Annual Meeting"), to solicit votes in support of the  election of Western's  slate of director  nominees at the Annual
Meeting.  Western  urges  stockholders  to read the Proxy  Statement  because it contains important information.

      On or  about  May  30,  2007,  Western  mailed  the  following  letter  to stockholders of the Company:

                   WESTERN INVESTMENT'S HISTORY OF INCREASING
                                SHAREHOLDER VALUE

Dear Fellow Shareholder:

Western  Investment  and  its  affiliates   currently  own  about  9.9%  of  the
outstanding shares of the Pioneer Tax Advantaged  Balanced Trust. We are seeking your support for the election of three nominees to the nine-member Pioneer board at this year's annual  meeting of  shareholders.  The annual meeting is the only opportunity  shareholders have to decide who will represent them and oversee the management  of  their  investment  in the  Trust.  We are  convinced  that  true shareholder  representation-the election of trustees with a meaningful ownership interest in the Trust-is not only  desirable,  but  necessary,  given  Pioneer's apparent disregard for the interests of shareholders as described below.

The Trust has been  managed  in a way that  fails to  provide  maximum  value to
Pioneer shareholders.  Consider the steep discount to the actual market value of the  securities  underlying  Trust shares at which the shares have traded almost since the Trust's  inception.  This discount,  which must be borne by any holder selling  Trust  shares,  has reached as high as 18.3% and, when coupled with the mandatory  sales charge initial holders paid when the shares were initially sold by Pioneer, has resulted in lost value to some selling shareholders of over 20%.
An active and engaged board of trustees, dedicated to promoting the interests of shareholders above all else, would not let such a situation  develop,  much less continue.  We are seeking  election of a minority slate  dedicated to helping to ensure that Trust  shareholders  receive the  protections  they  deserve and the opportunity to have their  investment  fairly valued by the market.  This is not simple campaign  rhetoric.  Consider the other closed-end funds in which we have become  actively  involved  and look at each fund's  prevailing  discount to NAV before and after our active  involvement.  The table on the reverse  illustrates the dramatic effect our involvement has had in decreasing these discounts.

We believe that the Trust's prevailing discount to NAV is not only unacceptable, but  also  that it  could  be  fixed  by a board  willing  to put  shareholders'
interests  first.  We are not  proposing to liquidate or open-end the Trust.  WE
BELIEVE THAT A MANAGED  DISTRIBUTION  POLICY,  PROPERLY STRUCTURED AND EXECUTED,
CAN BOTH REDUCE THE DISCOUNT TO NAV AND PROVIDE  SHAREHOLDERS WITH AN INVESTMENT
THAT THEY CAN DEPEND UPON TO BE FAIRLY  VALUED  SHOULD THEY WANT OR NEED TO SELL
THEIR  SHARES.  The adoption of a reasonable  and prudent  managed  distribution policy would, we believe, immediately benefit all Pioneer shareholders.  You may ask  yourself,  as we have,  why the existing  trustees have not taken action to reduce the  discount.  In answering  this  question,  you should be aware that a managed distribution policy reduces the manager's profit by potentially reducing funds under management,  the key amount upon which the manager's compensation is based.  Since the current  trustees serve on the boards of, and are  compensated by, as many as 81 other Pioneer investment vehicles, we again ask ourselves, has the current board acted in the best interest of shareholders?

With your support,  our nominees,  all  experienced  investors with  outstanding credentials,  would work with their  fellow  trustees  to see that  measures  to reduce  the  discount  to NAV are given  serious  consideration  and,  if deemed advisable, prompt implementation.

      In fact, both Institutional  Shareholder Services, Inc. and Glass, Lewis
& Co.,  influential  providers of voting advisory services to mutual funds and other major institutional  investors,  have just recommended that clients vote their  common  Pioneer  shares  for  Western  Investment's  slate  of  trustee nominees.

If you agree with us that the current situation,  with your investment  overseen by trustees more beholden to Pioneer's management than to you, the shareholders, is untenable,  lend us your support today by following the easy  instructions on the  enclosed  GOLD proxy to vote by either  phone or internet or by signing and returning the GOLD proxy in the envelope provided.

Thank you for your support.

Regards,

/s/ Art Lipson
----------------------
Art Lipson
Western Investment LLC

                        WESTERN'S ACTIVISM - A SCOREBOARD
              (DISCOUNT = 100% LESS SHARE PRICE/NET ASSET VALUE)

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   Closed-end   Largest NAV(Discount)       Recent           Resulting change
      Fund       in 12 months prior    (Discount)/Premium    in NAV following
                 to Western's active        to NAV *         Western's active
                    involvement                                 involvement
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      TY              (17.6%)               (5.2%)                 12.4
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      NRO             (18.4%)               (2.7%)                 15.7
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      NRI             (17.9%)               (3.2%)                 14.7
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      RIT             (16.0%)                3.4%                  19.4
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      FVD             (16.0%)                  0%                  16.0
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      ZF              (15.0%)                2.9%                  17.9
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      ZTR             (14.1%)               18.4%                  32.5
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  *  REPRESENTS  LOWEST  DISCOUNT  OR HIGHEST  PREMIUM  SINCE  WESTERN'S  ACTIVE
  INVOLVEMENT.

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              IF YOU HAVE ALREADY RETURNED A WHITE OR GREEN PROXY,
                    YOU HAVE EVERY RIGHT TO CHANGE YOUR VOTE.

                         IF YOU HAVE ANY QUESTIONS ABOUT
                  HOW TO VOTE YOUR GOLD PROXY, PLEASE CONTACT:

                           INNISFREE M&A INCORPORATED
                          TOLL-FREE AT: (888) 750-5834

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              CERTAIN INFORMATION CONCERNING WESTERN INVESTMENT LLC

      Western  Investment LLC ("Western"),  together with the other Participants
(as  defined  below),  made a filing  on May 10,  2007 with the  Securities  and
Exchange Commission (the "SEC") of a proxy statement (the "Proxy Statement") and accompanying  proxy cards to be used to, among other  things,  solicit  votes in support of the election of the  Participants'  slate of director nominees at the annual  meeting  of  Pioneer  Tax  Advantaged  Balanced  Trust  (the  "Company")
scheduled for June 8, 2007 (the "Annual Meeting").

      Western  advises  all  stockholders  of the  Company  to  read  the  Proxy
Statement  and other  proxy  materials  relating  to the Annual  Meeting as they
become  available  because  they  contain  important  information.   Such  proxy
materials   are   available   at  no   charge   on  the   SEC's   web   site  at
http://www.sec.gov.  In addition,  the  Participants  in the  solicitation  will provide copies of the proxy materials,  without charge,  upon request.  Requests for copies should be directed to the  Participants'  proxy solicitor,  Innisfree
M&A  Incorporated,  at its  toll-free  number:  (888)  750-5834 or by e-mail at:
mbrinn@innisfreema.com.

      The Participants in the proxy solicitation are Western, Western Investment
Hedged Partners L.P.,  Arthur D. Lipson,  Western  Investment  Activism Partners
LLC,  Western   Investment  Total  Return  Master  Fund  Ltd.,   Benchmark  Plus
Institutional Partners,  L.L.C., Benchmark Plus Partners, L.L.C., Benchmark Plus
Management,  L.L.C., Scott Franzblau, Robert Ferguson and Matthew S. Crouse (the
"Participants").  Information  regarding  the  Participants  and their direct or indirect  interests is available in the Schedule 13D jointly  filed with the SEC on January 21, 2007, as subsequently  amended on February 27, 2007 and March 19,
2007, and the Proxy Statement.